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                                                                   EXHIBIT 10.71

                              CKE RESTAURANTS, INC.

                                 AMENDMENT NO. 2
                                       TO
                              EMPLOYMENT AGREEMENT

      This Amendment No. 2 (the "Amendment") to Employment Agreement is made effective as of December 6, 2005, by and between CKE Restaurants, Inc. (the "Company") and Andrew F. Puzder (the "Employee").

                                R E C I T A L S:

      A. The Company and the Employee entered into an Employment Agreement, dated as of January 2004, as amended on February 1, 2005 (the "Agreement").

      B. The Company and Employee now desire to amend the Agreement as set forth below.


                                    AGREEMENT

      1. Salary. Effective January 1, 2006, the minimum base annual salary shall be $925,000.

      2. Term. Section 2 of the Agreement shall read in its entirety as follows:

            "2. Term. The term of this Agreement (the "Term") shall commence on the Effective Date and, subject to prior termination as set forth in
      Section 7 below, shall terminate three (3) years following the date on which notice of non-renewal or termination of this Agreement is given by either party to the other. Thus, the Term shall be renewed automatically on a daily basis so that the outstanding Term is always three (3) years following the date on which notice of non-renewal or termination is given by either party to the other. The Term may be extended at any time upon mutual written agreement of the parties."

      3. Definitions. Terms used but not defined in this Amendment shall have the respective meanings assigned to them in the Agreement.

      4. Counterparts. This Amendment may be executed in multiple counterparts, each of which shall be deemed an original, and all of which shall constitute one Amendment.

      5. Terms and Conditions of Agreement. Except as specifically amended by this Amendment, all terms and conditions of the Agreement shall remain in full force and effect.


                            [SIGNATURE PAGE FOLLOWS]
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      IN WITNESS WHEREOF, this Amendment is executed by the undersigned as of the date first written above.

                                /s/ ANDREW F. PUZDER

                                ------------------------------------------------
                                Andrew F. Puzder


                                CKE Restaurants, Inc.

                                       /s/ PETER CHURM
                                By:
                                       -----------------------------------------
                                       Peter Churm
                                       Director and Chairman of the Compensation
                                       Committee of the Board of Directors

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